Exhibit 99.1

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[LOGO]

May 2006

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Disclaimers

All statements contained in this presentation are made as of April 27, 2006 unless a particular statement is explicitly made as of another date. The company disclaims any obligation to update any statement made in this presentation.

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Certain statements made in this presentation may be forward-looking statements involving known and unknown risks and uncertainties that may cause the actual results or performance of the company to be materially different from those implied by such forward-looking statements. Given these risks and uncertainties, undue reliance should not be placed on such forward-looking statements. A detailed description of these risks and uncertainties is contained under the heading “Risk-Factors” in “Item 1. Business” of the company’s 2005  Form 10-K Annual Report. Such risks and uncertainties include both company-specific risks, and industry/general economic risks. The company disclaims any obligation to update any forward-looking statement that may be made in this presentation.

[LOGO]

Who we are:

One of the world’s largest diversified commercial real estate services companies focused on:

•                  Full service solutions for investors in and users of commercial real estate

•                  Risk-mitigated development of and opportunistic investment in commercial real estate

•                  Rewarding work environment

•                  Value creation for all shareholders

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What we do:

Global Services Group

•                  Building management, brokerage and project management services for investors in and users of commercial real estate

Development & Investment Group

•                  Development of commercial realestate for both investor and user clients

•                  Value-added investment

2005 Business Segment Revenues

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2005 Service Line Revenues

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What’s new - 2005 Highlights

•                  Diluted EPS up 55%: $1.05 to $1.63

•                  Earnings growth driven by Global Services:

•                  Global Services NIBT up 79%, driven in large part by outsourcing and brokerage.

•                  Brokerage revenues up 26%, primarily due to CAS and Investment Sales.

•                  Corporate Project Management revenues up 30%

•                  Development & Investment NIBT up 4.5% and “in process” inventory increased by $1.0 billion.

•                  Strong cash flow and balance sheet enabled the Company to:

•                  Buy back $20 million of stock

•                  Acquire $91.3 million additional investment in Savills

•                  International expansion

What’s new – 1Q06

•                  Full-year earnings guidance confirmed (as of April 27, 2006):

•                  Expect full-year 2006 EPS growth “approaching the 20% range.”

•                  Diluted EPS of $0.10 (v. $0.06 in 1Q05)

•                  Earnings growth driven by Global Services:

•                  Global Services NIBT up 91%, driven in large part by outsourcing and brokerage.

•                  Brokerage revenues up 46%, primarily due to CAS.

•                  Development & Investment inventories continue to build:

•                  “In process” inventory up to $4.0 billion

•                  “Pipeline” inventory up to record $2.9 billion

•                  Repurchased $28.9 million of stock

Strengths / Competitive Advantages

Brand Equity	• Powerful franchise name built over 57 years
• Unwavering commitment to client service and operational excellence

Scale	• >544 million sq. ft. managed or leased *
• $4.0 billion “in process” development *

Established Client	• 600 investor/owner clients; >10,000 tenants*
Relationships	• Long-term contracts with major user customers
• Development funds / programs

Comprehensive	• Integrated solutions
Service Offerings	• An industry leader in each line of business

Development	• National network
Capability	• Entry point with many customers

*  As of 3/31/06

Global Services Business

Integrated Real Estate Outsourcing Solutions

Substantial Building Management Business:

•                  Property/facilities management: 426 million sf *

•                  Contractual revenues

Large and Growing Brokerage Business:

•                  673 brokers / transaction managers *

•                  Recurring revenues with both client types

Rapidly Growing Corporate Project Management Business:

•                  Revenue growth of 40% in 2004

•                  2005 revenues up 30% from 2004

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*as of 3/31/06

TCC’s Global Footprint

TCC operates in over 60 countries through a network of owned and alliance partner offices.

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JJBarnicke  |  Savills  |  Trammell Crow Meghraj  |  Grant Samuel  |  Other Partners

Representative User Clients

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Global Services Growth Strategy – User Clients

•                  Growth with existing customers through operational excellence / client service

•                  Capitalize on outsourcing trend

•                  Increase broker headcount

•                  Expand international capability

Representative Investor Clients

[LOGO]

Global Services Growth Strategy – Investor Clients

•                  Growth with existing customers through operational excellence / client service

•                  Development & Investment deal flow

•                  Grow local footprint and broker headcount

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Global Services Pre-Tax Income: 2003 – 2005

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Pre-Tax Income Margin

4.2% 5.4% 8.2%

Long Term Target Margin: 8 - 10%

Development and Investment Business Characteristics

Competitive Advantage/Differentiator

•                  Strong network of local developers with national initiative support

Significant Contributions to Earnings

•                  Income before tax of $123 million from 2000-2005

Attractive Risk/Reward Profile

•                  Focus on funds and programs

•                  Selective one-off opportunistic development

Growing Pool of Opportunities

•                  $4.0 billion of “in process” inventory backed by $2.9 billion of “pipeline”

Development & Investment - Outlook

Projects In Process/Pipeline

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Development & Investment Growth Strategy

Programs / Funds

Initiatives

•                  Healthcare

•                  Mixed use / residential

•                  Higher education

Grow Network; Reward Entrepreneurs

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Development & Investment Pre-Tax Income: 2003 - 2005

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Strong Balance Sheet & Cash Flow

Real Estate Exposure

At March 31, 2006
(in millions)
• Equity in Real Estate
Total RE on balance sheet – all categories*	$390.7
Total RE debt on balance sheet – all categories	(288.7)
Minority interest in consolidated sub’s - RE	(34.8)
Investment in unconsolidated sub’s – RE	51.8

• Total equity in RE	$119.0

• Recourse debt **	15.2

• Guarantees of RE obligations of unconsolidated sub’s	7.3

• Total RE exposure	$141.5

* Includes $6.6M note receivable secured by RE

** Excludes $3.3M of recourse debt subject to take-out agreements

Recourse Debt/EBITDA	At March 31, 2006
(in millions)

• Line of credit debt	$87.0

• Recourse RE debt	15.2

• Guarantees	7.3

• Total recourse debt and guarantees	$109.5

• EBITDA	$115.2

• Recourse debt and guarantees/EBITDA	.95x

Strong Balance Sheet & Cash Flow

Uses of Cash

•                  Repayment of Debt

•                  Support Growth:

Development and Investment Business

•                  Support Growth:

Technology Investment

•                  Share Repurchases

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Management / Organization

Cohesive senior leadership team with lengthy company tenure (average for top 10 executives: 18+ years)

Strong local network of focused and dedicated services and development professionals

Investment in substantial central infrastructure to:

•                  Drive outsourcing sales

•                  Drive key company initiatives (e.g., healthcare)

•                  Manage client relationships

•                  Support product line / functional operations

Investment Summary

Strong Growth Trajectory:

•                  EPS Growth: 84% from 2003 to 2004; 55% from 2004 to 2005

•                  Targeting average long-term EPS growth in the 20% range

Diversified Sources of Revenues and Income

A Leading Provider in Each Line of Business

Attractive Revenue and Earnings Growth Drivers:

•                  Outsourcing: fueling all user client revenue lines

•                  Brokerage: operating leverage

•                  Development and Investment: drive volume through funds and programs

•                  Healthcare

Strong Balance Sheet and Cash Flow

Appendix A – Reconciliation of GAAP Measures

Calculation of EBITDA (1):

	Year Ended	Quarter Ended	Quarter Ended	Trailing 12 months
	Dec. 31, 2005	Mar. 31, 2005	Mar. 31, 2006	Mar. 31, 2006
Net Income	$59,407	$2,053	$3,685	$61,039
Income Taxes	34,880	2,684	2,700	34,896
Depreciation and Amortization	10,627	1,318	1,498	10,807
Interest Expense	7,344	1,267	2,354	8,431
EBITA	$112,258	$7,322	$10,237	$115,173

(1)  EBITDA represents earnings before interest, income taxes, depreciation and amortization. Management believes that EBITDA is a meaningful measure of the Company’s operating performance, cash generation and ability to service debt.  However, EBITDA should not be considered as an alternative to: (i) net earnings (determined in accordance with United States generally accepted accounting principles (“GAAP”)); (ii) operating cash flow (determined in accordance with GAAP); or (iii) liquidity.  Management also believes that EBITDA is sometimes useful to compare the operating results of companies within an industry due to the fact that it eliminates the effects of certain financing and accounting decisions.  The Company’s calculation of EBITDA may differ from similarly titled items reported by other companies.

Appendix B

Development Statistics

In Process by Product Type – March 31, 2006

144 deals

Total Project Budgets - $4,007

(In millions)

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*Initiatives include Healthcare, Residential/Mixed-Use, Higher Education and On-Airport Distribution

In Process by Region – March 31, 2006

144 deals

Total Project Budgets - $4,007

(In millions)

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In Process by Deal Structure – March 31, 2006

144 Deals

Total Project Budgets - $4,007

(In millions)

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In Process: Funds & Programs – March 31, 2006

39 Deals

Total Project Budgets - $820

(In millions)

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